UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023

ARVANA INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-30695 (Commission File Number)	87-0618509 (IRS Employer Identification No.)

299 Main Street, 13th Floor, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (801) 232-7395

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check number if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On April 28, 2023, Davidson & Company LLP (“Davidson”) was dismissed as the independent registered public accounting firm for Arvana Inc. (“Arvana”). The decision to dismiss Davidson was approved by Arvana’s board of directors.

During the years ended December 31, 2022, and December 31, 2021, and the subsequent interim periods through April 28, 2023, there were no (1) disagreements with Davidson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction, would have caused Davidson to make reference in connection with its opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Davidson on Arvana’s financial statements as of and for the years ended December 31, 2022, and 2021, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Arvana provided Davidson with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“Commission”) and requested that Davidson furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of Davidson’s letter, dated May 2, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On April 28, 2023, Arvana’s board of directors approved the engagement of Assurance Dimensions as Arvana’s independent registered public accounting firm for its fiscal year ended December 31, 2023.

During the fiscal years ended December 31, 2022, and 2021, and the subsequent interim periods through April 28, 2023, neither Arvana nor anyone acting on its behalf consulted with Assurance Dimensions regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Arvana’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to Arvana that Assurance Dimensions concluded was an important factor considered by Arvana in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of disagreement within the meaning of Item 304(a)(1)(iv) or Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Davidson & Company LLP, dated May 2, 2023

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arvana Inc.	Date

By: /s/ Ruairidh Campbell	May 3, 2023
Name: Ruairidh Campbell
Title: Chief Executive Officer and a Director

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